                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             5.875% NOTES DUE 2004
                                       OF
                         TYCO INTERNATIONAL GROUP S.A.

    As set forth in the prospectus dated         , 1999 (the "Prospectus") of
Tyco International Group S.A. (the "Company") and Tyco International Ltd. ("Tyco") and in the Letter of Transmittal (the "Letter of Transmittal"), this form or a form substantially equivalent to this form must be used to accept the Exchange Offer (as defined below) if the certificates for the outstanding 5.875% Notes due 2004 (the "Restricted Notes") of the Company and all other documents required by the Letter of Transmittal cannot be delivered to the Exchange Agent by the Expiration Date of the Exchange Offer or compliance with book-entry transfer procedures cannot be effected on a timely basis. Such form may be delivered by hand or transmitted by facsimile transmission, telex or mail to the Exchange Agent no later than the Expiration Date, and must include a signature guarantee by an Eligible Institution as set forth below. Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:
                              The Bank Of New York

BY REGISTERED OR CERTIFIED MAIL   FACSIMILE TRANSMISSIONS:   BY HAND OR OVERNIGHT DELIVERY
      The Bank of New York         (Eligible Institutions         The Bank of New York
     101 Barclay Street, 7E         Only) (212) 815-4699           101 Barclay Street
    New York, New York 10286       CONFIRM BY TELEPHONE:     CorporateTrustServices Window
     Attn: Denise Robinson             (212) 815-2791                 Ground Level
                                   FOR INFORMATION CALL:        New York, New York 10286
                                       (212) 815-2791            Attn: Denise Robinson

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS NOTICE OF GUARANTEED DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signatures must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signature(s).

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.
NEW YORK CITY TIME ON            , 1999 UNLESS THE EXCHANGE OFFER IS EXTENDED.

Ladies and Gentlemen:

    The undersigned acknowledges receipt of the Prospectus and the related Letter of Transmittal which describes the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 5.875% Notes due 2004 (the "Exchange Notes") for each $1,000 in principal amount of its 5.875% Notes due 2004 (the "Restricted Notes"). The undersigned hereby tenders to the Company the aggregate principal amount of Restricted Notes set forth below on the terms and conditions set forth in the Prospectus and the related Letter of Transmittal pursuant to the guaranteed delivery procedure set forth in the "The Exchange Offer--Guaranteed Delivery Procedures" section in the Prospectus and the accompanying Letter of Transmittal.

    The undersigned understands that no withdrawal of a tender of Restricted Notes may be made on or after the Expiration Date. The undersigned understands that for a withdrawal of a tender of Restricted Notes to be effective, a written notice of withdrawal that complies with the requirements of the Exchange Offer must be timely received by the Exchange Agent at one of its addresses or by facsimile specified on the cover of this Notice of Guaranteed Delivery prior to the Expiration Date.

    The undersigned understands that the exchange of Restricted Notes for Exchange Notes pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (1) such Restricted Notes (or Book-Entry Confirmation of the transfer of such Restricted Notes into the Exchange Agent's account at The Depository Trust Company ("DTC")) and (2) a Letter of Transmittal (or facsimile thereof) with respect to such Restricted Notes, properly completed and duly executed, with any required signature guarantees, this Notice of Guaranteed Delivery and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the confirmation of a book-entry transfer, which states that DTC has received an express acknowledgment from a participant in DTC tendering the Restricted Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

    All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding on the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

- --------------------------------------------------------------------------------

                                PLEASE COMPLETE

Principal Amount of Restricted Notes        Name(s) of Registered Holder(s):

Tendered for Exchange: $

Restricted Note Certificate No.(s)
(if available):

If Restricted Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:

Date:

                                PLEASE SIGN HERE

X

  Signature(s) of Owner(s) or Authorized
                Signatory                                      Date

Area Code and Telephone Number:

- --------------------------------------------------------------------------------

    This Notice of Guaranteed Delivery must be signed by the registered
Holder(s) of Restricted Notes exactly as its (their) name(s) appear on certificates for Restricted Notes or on a security position listing as the owner of Restricted Notes, or by person(s) authorized to become registered Holder(s)
by endorsements and documents transmitted with this Notice of Guaranteed
Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.
- --------------------------------------------------------------------------------

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

  Name(s):
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

  Capacity:
 -------------------------------------------------------------------------------

  Address(es):
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

  ----------------------------------------------------------------------------

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (1) represents that each holder of Restricted Notes on whose behalf this tender is being made "own(s)" the Restricted Notes covered hereby within the meaning of Rule 13d-3 under the Exchange Act, (2) represents that such tender of Restricted Notes complies with Rule 14e-4 of the Exchange Act and (3) guarantees that, within three New York Stock Exchange trading days from the expiration date of the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Restricted Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Restricted Notes into the Exchange Agent's account at DTC, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

    The undersigned acknowledges that it must deliver the Letter of Transmittal and Restricted Notes tendered hereby to the Exchange Agent within the time period set forth above and the failure to do so could result in financial loss to the undersigned.

                Name of Firm                               Authorized Signature

                   Address                                         Title

                  Zip Code                                (Please Type or Print)

Area Code and Telephone No.                    Dated:

NOTE: DO NOT SEND CERTIFICATES FOR RESTRICTED NOTES WITH THIS FORM. CERTIFICATES FOR RESTRICTED NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             6.125% NOTES DUE 2008
                                       OF
                         TYCO INTERNATIONAL GROUP S.A.

    As set forth in the prospectus dated            , 1999 (the "Prospectus") of
Tyco International Group S.A. (the "Company") and Tyco International Ltd. ("Tyco") and in the Letter of Transmittal (the "Letter of Transmittal"), this form or a form substantially equivalent to this form must be used to accept the Exchange Offer (as defined below) if the certificates for the outstanding 6.125% Notes due 2008 (the "Restricted Notes") of the Company and all other documents required by the Letter of Transmittal cannot be delivered to the Exchange Agent by the Expiration Date of the Exchange Offer or compliance with book-entry transfer procedures cannot be effected on a timely basis. Such form may be delivered by hand or transmitted by facsimile transmission, telex or mail to the Exchange Agent no later than the Expiration Date, and must include a signature guarantee by an Eligible Institution as set forth below. Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:
                              The Bank Of New York

BY REGISTERED OR CERTIFIED MAIL   FACSIMILE TRANSMISSIONS:   BY HAND OR OVERNIGHT DELIVERY

      The Bank of New York         (Eligible Institutions         The Bank of New York
     101 Barclay Street, 7E                Only)                   101 Barclay Street
    New York, New York 10286           (212) 815-4699        CorporateTrustServices Window
     Attn: Denise Robinson         CONFIRM BY TELEPHONE:              Ground Level
                                       (212) 815-2719           New York, New York 10286
                                   FOR INFORMATION CALL:         Attn: Denise Robinson
                                       (212) 815-2791

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS NOTICE OF GUARANTEED DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signatures must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signature(s).

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON             , 1999 UNLESS THE EXCHANGE OFFER IS EXTENDED.

Ladies and Gentlemen:

    The undersigned acknowledges receipt of the Prospectus and the related Letter of Transmittal which describes the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 6.125% Notes due 2008 (the "Exchange Notes") for each $1,000 in principal amount of its 6.125% Notes due 2008 (the "Restricted Notes"). The undersigned hereby tenders to the Company the aggregate principal amount of Restricted Notes set forth below on the terms and conditions set forth in the Prospectus and the related Letter of Transmittal pursuant to the guaranteed delivery procedure set forth in the "The Exchange Offer--Guaranteed Delivery Procedures" section in the Prospectus and the accompanying Letter of Transmittal.

    The undersigned understands that no withdrawal of a tender of Restricted Notes may be made on or after the Expiration Date. The undersigned understands that for a withdrawal of a tender of Restricted Notes to be effective, a written notice of withdrawal that complies with the requirements of the Exchange Offer must be timely received by the Exchange Agent at one of its addresses or by facsimile specified on the cover of this Notice of Guaranteed Delivery prior to the Expiration Date.

    The undersigned understands that the exchange of Restricted Notes for Exchange Notes pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (1) such Restricted Notes (or Book-Entry Confirmation of the transfer of such Restricted Notes into the Exchange Agent's account at The Depository Trust Company ("DTC")) and (2) a Letter of Transmittal (or facsimile thereof) with respect to such Restricted Notes, properly completed and duly executed, with any required signature guarantees, this Notice of Guaranteed Delivery and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the confirmation of a book-entry transfer, which states that DTC has received an express acknowledgment from a participant in DTC tendering the Restricted Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

    All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding on the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

- --------------------------------------------------------------------------------

                                PLEASE COMPLETE

Principal Amount of Restricted Notes        Name(s) of Registered Holder(s):
Tendered for Exchange: $

Restricted Note Certificate No.(s)
(if available):

If Restricted Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:

Date:

                                PLEASE SIGN HERE

X

  Signature(s) of Owner(s) or Authorized
                Signatory                                      Date

Area Code and Telephone Number:

- --------------------------------------------------------------------------------

    This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of Restricted Notes exactly as its (their) name(s) appear on certificates for Restricted Notes or on a security position listing as the owner of Restricted Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

- --------------------------------------------------------------------------------

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

  Name(s):
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

  Capacity:
 -------------------------------------------------------------------------------

  Address(es):
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

  ----------------------------------------------------------------------------

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (1) represents that each holder of Restricted Notes on whose behalf this tender is being made "own(s)" the Restricted Notes covered hereby within the meaning of Rule 13d-3 under the Exchange Act, (2) represents that such tender of Restricted Notes complies with Rule 14e-4 of the Exchange Act and (3) guarantees that, within three New York Stock Exchange trading days from the expiration date of the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Restricted Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Restricted Notes into the Exchange Agent's account at DTC, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

    The undersigned acknowledges that it must deliver the Letter of Transmittal and Restricted Notes tendered hereby to the Exchange Agent within the time period set forth above and the failure to do so could result in financial loss to the undersigned.

                Name of Firm                               Authorized Signature

                   Address                                         Title

                  Zip Code                                (Please Type or Print)

Area Code and Telephone No.                    Dated:

NOTE: DO NOT SEND CERTIFICATES FOR RESTRICTED NOTES WITH THIS FORM. CERTIFICATES FOR RESTRICTED NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.